Janus Investment Fund

Janus Venture Fund

Supplement dated April 29, 2011
to Currently Effective Prospectuses

Effective May 6, 2011, Janus Venture Fund will reopen to new investors.

In addition, in connection with the Fund’s launch of Class A Shares, Class C Shares, Class I Shares, and Class S Shares on May 6, 2011, Janus Capital has agreed to waive all or a portion of its investment advisory fee to the extent total operating expenses for a share class exceed 1.05%. Certain expenses are excluded from the expense limit with respect to your share class, including distribution and shareholder servicing fees and administrative services fees, as well as the amount of any items not normally considered operating expenses such as interest, dividends, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, acquired fund fees and expenses) paid or payable by the Fund. The new expense limit agreement continues until February 1, 2012 and is reviewed annually.

Please retain this Supplement with your records.